SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2026

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.
Stamford, Connecticut 06902
(Address of principal executive offices, including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market
Series A Cumulative Redeemable Preferred Stock, $.001 Par Value	CHTRP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 12, 2026, Charter Communications, Inc. (the “Company”) announced that Adam Ray will no longer serve as the Company’s Executive Vice President, Chief Commercial Officer, effective as of that date.  Mr. Ray will remain employed by the Company in a non-executive advisory capacity through December 31, 2026 (the “Departure Date”).

In connection with his departure, Mr. Ray will be entitled to the severance and other benefits provided upon a termination without cause under his employment agreement with the Company and the vesting contemplated by the existing terms of Mr. Ray’s equity award agreements, subject to his execution of a separation and release agreement. In recognition of Mr. Ray’s services and contributions to the Company over 21 years, subject to Mr. Ray’s execution of a separation and release agreement, the portion of Mr. Ray’s time-vesting restricted stock units and time-vesting stock options that do not vest by their terms on a termination of employment without cause will continue to vest over the original vesting period as if Mr. Ray’s employment had not been terminated, and Mr. Ray’s vested stock options will remain exercisable until the earlier of (a) the date that is 60 months following the later of the Departure Date and the applicable vesting date and (b) the applicable expiration date of such stock option.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

	By:	/s/ Jamal Haughton
Jamal Haughton
Date: October 13, 2026		Executive Vice President, General Counsel and Corporate Secretary

CCO HOLDINGS, LLC
Registrant

	By:	/s/ Jamal Haughton
Jamal Haughton
Date: October 13, 2026		Executive Vice President, General Counsel and Corporate Secretary

CCO HOLDINGS CAPITAL CORP.
Registrant

	By:	/s/ Jamal Haughton
Jamal Haughton
Date: October 13, 2026		Executive Vice President, General Counsel and Corporate Secretary